Exhibit 24.1

POWER OF ATTORNEY
The person whose signature appears below hereby constitutes and appoints Richard Bundy, Keri L. Jones and Luke R. Komarek, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2019 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 21st day of February 2019, by the following person:

/s/ Kent A. Kleeberger	Director and Board Chair
Kent A. Kleeberger

POWER OF ATTORNEY
The person whose signature appears below hereby constitutes and appoints Richard Bundy, Keri L. Jones and Luke R. Komarek, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2019 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 21st day of February 2019, by the following person:

/s/ Jonathan Duskin	Director
Jonathan Duskin

Exhibit 24.1

POWER OF ATTORNEY
The person whose signature appears below hereby constitutes and appoints Richard Bundy, Keri L. Jones and Luke R. Komarek, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2019 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 21st day of February 2019, by the following person:

/s/ Seth R. Johnson	Director
Seth R. Johnson

POWER OF ATTORNEY
The person whose signature appears below hereby constitutes and appoints Richard Bundy, Keri L. Jones and Luke R. Komarek, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2019 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 21st day of February 2019, by the following person:

/s/ William F. Sharpe, III	Director
William F. Sharpe, III

Exhibit 24.1

POWER OF ATTORNEY
The person whose signature appears below hereby constitutes and appoints Richard Bundy, Keri L. Jones and Luke R. Komarek, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2019 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 21st day of February 2019, by the following person:

/s/ Laura Weil	Director
Laura Weil

POWER OF ATTORNEY
The person whose signature appears below hereby constitutes and appoints Richard Bundy, Keri L. Jones and Luke R. Komarek, and each of them, his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the 2019 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 21st day of February 2019, by the following person:

/s/ Joel Waller	Director
Joel Waller